                                                                    Exhibit 99.4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:    03-13272
       DEBTORS                                   REPORTING PERIOD: January, 2004

                            MONTHLY OPERATING REPORT
                FILE WITH COURT AND SUBMIT COPY TO UNITED STATES
                   TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                                        DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                  FORM NO.            ATTACHED      ATTACHED
Schedule of Cash Receipts and Disbursements                                           MOR-1                 X             X
     Bank Reconciliation (or copies of debtor's bank reconciliations)             MOR-1 (CONT.)                           X
     Copies of bank statements                                                                              X             X
     Cash disbursements journals
Statement of Operations                                                               MOR-2                 X
Balance Sheet                                                                         MOR-3                 X
Status of Postpetition Taxes                                                          MOR-4                               X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                  MOR-4                 X
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                          MOR-5                 X
Debtor Questionnaire                                                                  MOR-5                 X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Gary P. Latendresse                           3-10-04
------------------------------                    ------------------------------
Signature of Debtor                               Date

------------------------------                    ------------------------------
Signature of Joint Debtor                         Date

/s/ Steven L. Victor                              3-10-04
------------------------------                    ------------------------------
Signature of Authorized Individual*               Date

------------------------------                    ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:   03-13272
                                                 REPORTING PERIOD: January, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                                 BANK ACCOUNTS
                       -------------------------------------------------------------------------------------------------------------
JANUARY                                              ROUGE STEEL COMPANY
                       ----------------------------------------------------------------------------------
                        TREASURY                        PAYROLL       PAYROLL                                   ROUGE
                          ACCT.           A/P          (HOURLY)     (SALARIED)     LOCKBOX      TRAVEL        INDUSTRIES   QS STEEL
                       1011026752     2176977854      2000-015152   2000-015160   1851268613   1076119823     1850844851  1850886647
                       ----------     ----------      -----------   -----------   ----------   ----------     ----------  ----------
BEGINNING CASH         $4,439,941     ($4,045,680)     $1,954,487     $93,737     $2,105,643     $12,475     $      3,219     $28
CASH - END OF MONTH    $        0     $         0      $        0     $     0     $        0     $     0     $113,363,867     $ 0

NOTES:

Please see the attached excerpt from the Debtors' 13-week forecast, which details cash receipts and disbursements during the period, and compares these results against the forecast that was in place immediately prior to the beginning of the subject month.

A copy of the January bank statement for the Rouge Industries account (#1850844851) is attached.

The QS Steel account (#1850886647) was closed on January 30, 2004. All of the Debtors' remaining bank accounts except the Rouge Industries (#1850844851) and Rouge Steel Company Travel (#1076119823) accounts, were transferred to SeverStal N.A. on January 30, 2004 in conjunction with the execution of the Asset Purchase Agreement ("APA").

The Estate established a money market Investment Account on February 5, 2004 into which proceeds from the asset purchase will be transferred. All cash proceeds from the SeverStal transaction were initially deposited in the Rouge Industries account until such time as those funds could be transferred to the Estate Investment Account.

In addition to the Debtors' unrestricted bank accounts as of January 31, 2004, Estate funds have been escrowed as follows: (i) $10.5M as cash collateral for outstanding letters of credit, (ii) $2.2M for the payment of professional fees and outstanding checks per the terms of the DIP credit agreement, and (iii) $6.6M for the payment of property taxes and mechanics' liens.

 THE DEBTORS RECONCILE THEIR BANKS STATEMENTS AGAINST THE BOOKS AND RECORDS OF
  THE COMPANY IN THE ORDINARY COURSE OF BUSINESS, ON OR ABOUT THE END OF EACH
   MONTH. PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, NO SEPARATE BANK RECONCILIATIONS ARE REQUIRED TO BE FILED IN CONJUNCTION WITH THIS MONTHLY
 OPERATING REPORT PROVIDED THAT SUCH RECONCILIATIONS HAVE BEEN COMPLETED BY THE
                                    DEBTOR.

                                                                      FORM MOR-1
                                                                          (9/99)

ROUGE INDUSTRIES, INC.                                   CASE NO.:    03-13272
Cash Receipts / Disbursements                    REPORTING PERIOD: January, 2004
January 2004

                                                                     P1 (12/29/03-1/29/04)
                                                    --------------------------------------------------      CUMULATIVE POST-
RECEIPTS                                               Actual             Forecast          Variance          PETITION
                                                    -------------      -------------      ------------      -------------
  Ford                                              $  28,717,363      $  23,648,492      $  5,068,871      $  83,948,995
  General Motors                                        6,932,004          9,153,539        (2,221,535)        28,674,217
  Chrysler                                              7,418,569         10,999,160        (3,580,592)        23,813,538
  Worthington                                           2,822,920          4,404,935        (1,582,015)         3,704,850
  All Other                                            52,541,919         48,115,989         4,425,930        132,772,893
  Double Eagle                                          1,215,122          1,100,000           115,122          3,300,239
  Unusual Items                                         2,442,100          6,954,890        (4,512,790)         4,022,183
                                                    -------------      -------------      ------------      -------------
TOTAL RECEIPTS                                      $ 102,089,997      $ 104,377,006      $ (2,287,009)     $ 280,236,915
                                                                                          ------------
DISBURSEMENTS
  Raw Materials                                     $  30,038,900      $  51,016,150      $ 20,977,250      $ 117,311,416
  Mill Services, Refractories, Supplies & Other         3,789,031          4,725,000           935,969          8,683,686
  Freight / Shipping / Demurrage                        5,395,316          6,975,000         1,579,684         14,445,565
  Other Suppliers                                      15,457,988         15,210,285          (247,704)        36,838,783
  Utilities / Natural Gas                               8,960,462         11,563,000         2,602,538         22,994,148
  Other Utilities                                       3,169,740         11,750,000         8,580,260          8,560,480
  Employee Related Expenses                            19,291,012         23,181,330         3,890,319         60,233,715
  IT Services                                             791,126          1,200,000           408,874          2,199,321
  Other General & Administrative                          145,488            714,000           568,512            249,778
  Joint Ventures                                        4,951,235          7,500,000         2,548,765         15,124,507
  Capital Spending                                        374,165            588,000           213,835            569,229
  Insurance                                             1,226,505          1,216,331           (10,174)         3,703,375
  Taxes                                                    28,010             40,000            11,990            120,908
  Interest & Bank Fees                                    989,309            390,509          (598,800)         3,246,114
  Restructuring Professional Fees                         545,392          1,916,300         1,370,908          1,131,446
                                                    -------------      -------------      ------------      -------------
TOTAL DISBURSEMENTS                                 $  95,153,679      $ 137,985,905      $ 42,832,226      $ 295,412,469
                                                                                          ------------
Net Change in Book Cash                             $   6,936,318      $ (33,608,898)     $ 40,545,217      $ (15,175,554)
  Net Change in Check Float                            (4,924,191)                --        (4,924,191)         3,074,159
  Cash (To)/ From Treasury                            (10,780,446)                --       (10,780,446)        (1,006,389)
                                                    -------------      -------------      ------------      -------------
Net Change in Bank Cash                             $  (8,768,319)     $ (33,608,898)     $ 24,840,579      $ (13,107,784)
Beginning Revolver                                  $  69,437,677      $  72,381,315      $ (2,943,637)     $  80,098,212
  Borrow / (Repay) Revolver                             8,768,319         33,608,898        24,840,579         13,107,784
  (Borrow) / Repay Term                                        --                 --                --        (15,000,000)
                                                    -------------      -------------      ------------      -------------
Ending Revolver                                     $  78,205,997      $ 105,990,213      $ 27,784,217      $  78,205,997
Revolver Borrowing Base                             $ 143,085,544      $ 141,854,424      $  1,231,120      $ 143,085,544
  Less: Ending Revolver                               (78,205,997)      (105,990,213)       27,784,217        (78,205,997)
  Less: Letters of Credit Outstanding                  (8,790,000)        (3,840,000)       (4,950,000)        (8,790,000)
  Less Minimum Reserve Requirement                    (20,000,000)       (20,000,000)               --        (20,000,000)
                                                    -------------      -------------      ------------      -------------
DIP Availability                                    $  36,089,547      $  12,024,211      $ 24,065,336      $  36,089,547
DIP Revolver                                        $  78,205,997      $ 105,990,213      $ 27,784,217      $  78,205,997
DIP Term                                               15,000,000         15,000,000                --      $  15,000,000
                                                    -------------      -------------      ------------      -------------
Total DIP Balance                                   $  93,205,997      $ 120,990,213      $ 27,784,217      $  93,205,997
                                                                                          ------------      -------------

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:     03-13272
                                                 REPORTING PERIOD: January, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                             TOTAL     CUMULATIVE
REVENUES                                                RII      RSC     EVELETH     QS STEEL    ADJ.       JANUARY  FILING TO DATE
Gross Revenues                                                 $91.920                                      $91.920     $298.036
Less:  Returns and Allowances                                                                                                  0
                                                      ------   -------    ------      ------    ------      -------     --------
Net Revenue                                           $0.000   $91.920    $0.000      $0.000    $0.000      $91.920     $298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                      ------   -------    ------      ------    ------      -------     --------
Cost of Goods Sold                                     0.000    79.674     0.000       0.000     0.000       79.674      252.662
Gross Profit                                          $0.000   $12.246    $0.000      $0.000    $0.000      $12.246      $45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                        1.364                                        1.364        4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                          9.191                                        9.191       28.041
Rent and Lease Expense                                           1.478                                        1.478        4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                              0.548                                        0.548        1.663
Taxes - Other
Travel and Entertainment
Utilities                                                        4.732                                        4.732       14.156
Other (attach schedule)                                          3.608                                        3.608       12.726
                                                      ------   -------    ------      ------    ------      -------     --------
Total Operating Expenses Before Depreciation           0.000    20.921     0.000       0.000     0.000       20.921       64.994
Depreciation/Depletion/Amortization                              1.938                                        1.938        6.342
                                                      ------   -------    ------      ------    ------      -------     --------
Net Profit (Loss) Before Other Income & Expenses      $0.000 ($10.613)    $0.000      $0.000    $0.000     ($10.613)     (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                 (0.969)                                       (0.969)       0.940
Income from Unconsolidated Subsidiaries                                                0.500                  0.500        1.360
Interest Expense                                                 1.263                                        1.263        5.015
Other Expense (attach schedule)                                                                                            0.164
                                                      ------   -------    ------      ------    ------      -------     --------
Net Profit (Loss) Before Reorganization Items         $0.000 ($12.845)    $0.000      $0.500    $0.000     ($12.345)    ($28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                            4.887                                        4.887        8.975
Loss from SeverStal Transaction                                174.205                42.011                216.216      216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter
  11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                      ------   -------    ------      ------    ------      -------     --------
Net Profit (Loss)                                     $0.000 ($191.937)   $0.000    ($41.511)   $0.000    ($233.448)   ($254.031)

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

                                                                      FORM MOR-2

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:   03-13272
                                                 REPORTING PERIOD: January, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                                    CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                      DECEMBER, 2003
                                                                  FILING TO DATE

OTHER COSTS

            PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE, THIS
                          PAGE LEFT INTENTIONALLY BLANK

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL       CASE NO.:            03-13272
                                           REPORTING PERIOD:    January, 2004

                          CONSOLIDATING BALANCE SHEET
                                 in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                 ROUGE
ASSETS                                               ROUGE       STEEL       EVELETH                           BOOK VALUE
                                                   INDUSTRIES   COMPANY     TACONITE    QS STEEL      ADJ.     @ 1/31/04
                                                   ----------   -------     --------    --------      ----     ---------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                $113.4                                          $113.4
Restricted Cash and Cash Equivalents                               21.4                                            21.4
Accounts Receivable (Net)                              25.3        56.7                    11.1       (93.1)        0.0
Notes Receivable                                                                                                    0.0
Inventories                                                                                                         0.0
Prepaid Expenses                                                                                                    0.0
Professional Retainers                                                                                              0.0
Other Current Assets (attach schedule)                                                                              0.0
                                                     ------      ------      ------      ------      -------     ------
  TOTAL CURRENT ASSETS                               $ 25.3      $191.5      $  0.0      $ 11.1      ($93.1)     $134.8
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                                   $  0.0
Machinery and Equipment ("WORF")                                    9.0                                             9.0
Construction in Progress                                                                                            0.0
Leasehold Improvements                                                                                              0.0
Vehicles                                                                                                            0.0
Less Accumulated Depreciation                                      (6.0)                                           (6.0)
                                                     ------      ------      ------      ------      -------     ------
  TOTAL PROPERTY & EQUIPMENT                         $  0.0      $  3.0      $  0.0      $  0.0      $  0.0      $  3.0
OTHER ASSETS

Long Term Receivable                                                                                                0.0
Investment in Unconsolidated Subsidiaries                           9.4         2.2                   (11.7)        0.0
Pension Related Assets 1                                           15.3                                            15.3
                                                     ------      ------      ------      ------      -------     ------
  TOTAL OTHER ASSETS                                 $  0.0      $ 24.7      $  2.2      $  0.0      ($11.7)     $ 15.3

TOTAL ASSETS                                         $ 25.3      $219.3      $  2.2      $ 11.1      ($104.8)    $153.1


                                                                                                               BOOK VALUE
LIABILITIES AND OWNER EQUITY                                                                                   @ 1/31/04
----------------------------                                                                                   ----------

LIABILITIES NOT SUBJECT TO COMPROMISE

(Postpetition)

Accounts Payable                                                                                                 $  0.0
Taxes Payable (refer to Form MOR-4)                                 5.6                                             5.6
Wages Payable                                                                                                       0.0
Accrued Vacation                                                                                                    0.0
Secured Debt / Adequate Protection Payments                         1.2                                             1.2
Professional Fees                                                                                                   0.0
Other Postpetition Liabilities (attach schedule)                                                                    0.0
                                                     ------      -------     ------      ------      ------      -------
  TOTAL POSTPETITION LIABILITIES                     $  0.0      $  6.8      $  0.0      $  0.0      $  0.0      $  6.8

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)

Secured Debt                                                       93.2                                            93.2
Priority Debt                                                       9.1         0.2         0.2                     9.6
Unsecured Debt                                         39.0       290.3         0.0        42.7       (93.1)      278.9
                                                     ------      -------     ------      ------      ------      -------
  TOTAL PRE-PETITION LIABILITIES                     $ 39.0      $392.6      $  0.3      $ 43.0      ($93.1)     $381.7
  TOTAL LIABILITIES                                  $ 39.0      $399.4      $  0.3      $ 43.0      ($93.1)     $388.5

OWNER EQUITY

Capital Stock                                                    $  0.2                                          $  0.2
Additional Paid-In Capital                                        130.3                                           130.3
Retained Earnings - Pre-Petition                      (13.6)      (59.6)        2.0         8.6                   (62.6)
Retained Earnings - Postpetition                       (0.1)     (212.8)                  (40.5)      (11.7)     (265.0)
Additional Minimum Pension Liability                              (48.0)                                          (48.0)
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
                                                     ------      -------     ------      ------      ------      -------
  NET OWNER EQUITY                                   ($13.6)     ($189.8)    $  2.0      ($31.9)     ($11.7)     ($245.0)

TOTAL LIABILITIES AND OWNERS' EQUITY                 $ 25.3      $209.6      $  2.2      $ 11.1      ($104.8)    $143.4


*"Insider" is defined in 11 U.S.C. Section 101(31).


Pension Related Assets represent the funded portion of the Debtors' pension accounts which was not acquired by SeverStal per the terms of the Asset Purchase Agreement ("APA").

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the APA. The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:    03-13272
                                                 REPORTING PERIOD: January, 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                 in $ millions

                           ASSETS                                   BOOK VALUE @
Other Current Assets                                                  1/31/04

               PER AGREEMENT WITH THE OFFICE OF THE U.S. TRUSTEE,
                      THIS PAGE LEFT INTENTIONALLY BLANK.

Other Assets

                LIABILITIES AND OWNER EQUITY                        BOOK VALUE @
Other Postpetition Liabilities                                        1/31/04

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:   03-13272
                                                 REPORTING PERIOD: January, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

THE DEBTORS HAVE TIMELY FILED RETURNS AND MADE PAYMENTS FOR ANY TAX LIABILITIES INCURRED DURING THE POST-PETITION PERIOD.

                                                                      JANUARY 2004
                                      --------------------------------------------------------------------------------
                                      BEGINNING        AMOUNT                                                 ENDING
                                         TAX         WITHHELD OR    AMOUNT        DATE        CHECK NO.        TAX
                                      LIABILITY        ACCRUED       PAID         PAID         OR EFT        LIABILITY
                                      ---------        -------       ----         ----         ------        ---------
FEDERAL
Withholding                                   0              0          0                                            0
FICA-Employee                                 0              0          0                                            0
FICA-Employer                                 0              0          0                                            0
Unemployment                                  0              0          0                                            0
Income                                        0              0          0                                            0
                                      ---------        -------       ----                                    ---------
   Total Federal Taxes                     $0.0           $0.0       $0.0                                         $0.0
STATE AND LOCAL
Withholding                                   0              0          0                                            0
Sales and Use                                 0              0          0                                            0
Excise                                        0              0          0                                            0
Unemployment                                  0              0          0                                            0
Real Property                                 0              0          0                                            0
Income and Franchise
Personal Property                             0              0          0                                            0
                                      ---------
   Total State and Local                    0.0
TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                        NUMBER OF DAYS PAST DUE (@ 1/31/04)
                                                    Current           0-30     31-60          61-90       Over 90         Total
Accounts Payable
Wages Payable
Taxes Payable                                      $    5.6                                                              $    5.6
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments               1.2                                                                   1.2
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                                   ------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                           $    6.8                                                              $    6.8

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

The Debtor continues to accrue interest on secured loans made by Ford and Cleveland-Cliffs, but does not intend to pay such accrued amounts before the end of the case or such time as those claims can be resolved.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:    03-13272
                                                 REPORTING PERIOD: January, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                               01/31/04
                                                                                 --------
Total Accounts Receivable at the beginning of the reporting period               $116.6
  + Amounts billed during the period                                               91.9
  - Amounts collected during the period                                           102.1
  - Receivables transferred to SeverStal N.A.                                     106.4
                                                                                 ------
Total Accounts Receivable at the end of the reporting period                     $   --

ACCOUNTS RECEIVABLE AGING                                                        01/31/04
                                                                                 --------
  Unbilled amounts (est.)                                                        $   --
  0 - 30 days old                                                                    --
  31 - 60 days old                                                                   --
  61 - 90 days old                                                                   --
  91+ days old                                                                       --
                                                                                 ------
  Total Accounts Receivable                                                          --
    Plus: Reserves for Doubtful Accounts                                             --
                                                                                 ------
  Accounts Receivable (Gross)                                                    $   --

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                            YES                    NO
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.              X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                                                    X

3.    Have all postpetition tax returns been timely filed? If no, provide an             X
      explanation below.

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                          X

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA"). The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

                                                                      FORM MOR-5
                                                                          (9/99)

[COMERICA LOGO]
STATEMENT PERIOD
January 01, 2004 Thru January 31, 2004                     STATEMENT OF ACCOUNT
                                                           ____ ____ ____

                    80149
ROUGE INDUSTRIES INC
PO BOX 1639
DEARBORN, MI 48121-1639


                                         FOR INQUIRIES, WRITE OR CALL

                                         COMERICA BANK
                                         PO BOX 75000
                                         DETROIT, MI 48275-8149
                                         (313) 564-5717
                                         HEARING IMPAIRED (TDD 800 822-6546)

________________________________________________________________________________

                         BUSINESS CHECKING ACCOUNT SUMMARY
________________________________________________________________________________


ACCOUNT NUMBER 1850844851

Balance on 01/01/04             3,218.73     Average Collected Balance  7,316,808.94
Deposit Activity                    0.00
Check Activity                      0.00
Other Additions           113,360,648.40
Other Withdrawals                   0.00
BALANCE ON 01/31/04       113,363,867.13






________________________________________________________________________________
                                                                  ACCOUNT NUMBER
                   BUSINESS CHECKING ACCOUNT DETAIL                   1850844851
________________________________________________________________________________



                              OTHER ADDITIONS



                                                                                                REFERENCE
DATE                      DESCRIPTION                                        AMOUNT             NUMBER
01/30                     Phone Transfer From: 000001011026752                 4,271,197.29         JLP825
01/30                     Wire # 020319 Org Severstal Nort Fed # 005257      109,089,451.11     9485001230

NUMBER OF OTHER ADDITIONS              2                               TOTAL 113,360,648.40
___________________________________________________________________________________________________________




                             DAILY BALANCE SUMMARY



DATE           ADDITIONS      SUBTRACTIONS        BALANCE       DATE    ADDITIONS       SUBTRACTIONS    BALANCE
12/31                         Previous Balance     3,218.73     01/30   113,360,648.40                  113,363,867.13





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